UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 24, 2020
Commission File Number 1-13610
CIM COMMERCIAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events
CIM Commercial Trust Corporation (the “Company”) is saddened to report that Robert C. Cresci, a member of the Company’s Board of Directors, passed away on December 22, 2020. Mr. Cresci joined the Company’s Board of Directors in March 2014. Mr. Cresci, an independent director, served as Chairman of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) at the time of his passing.

The Company is grateful for Mr. Cresci’s dedication and service to the Company. The Company’s management and Board of Directors extends its sincerest condolences to Mr. Cresci’s family.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following Mr. Cresci’s death, the Company’s Board of Directors has been reduced to six members, three of whom are independent directors pursuant to the Nasdaq Stock Market LLC (“Nasdaq”) Listing Rules. As a result, the Company is no longer compliant with Nasdaq’s Listing Rule 5605(b)(1), which requires that a majority of the board of directors of a Nasdaq listed company be comprised of independent directors. In addition, following Mr. Cresci’s death, the Audit Committee has been reduced to two members, each of whom is an independent director pursuant to the Nasdaq Listing Rules. As a result, the Company is no longer compliant with Nasdaq’s Listing Rule 5605(c)(2), which requires that the audit committee of a Nasdaq listed company consist of at least three members, each of whom is an independent director pursuant to the Nasdaq Listing Rules. In accordance with the Nasdaq Listing Rules, on December 24, 2020, the Company notified Nasdaq of Mr. Cresci’s passing and the resulting non-compliance with the aforementioned Nasdaq Listing Rules.

The Company intends to take actions to satisfy the Nasdaq Listing Rules prior to the expiration of the cure period at the earlier of the Company’s next annual shareholders meeting or December 22, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2020	CIM COMMERCIAL TRUST CORPORATION
	By:	/s/ Nathan D. DeBacker
Nathan D. DeBacker
Chief Financial Officer